Exhibit 10.1

ASSERTIO HOLDINGS, INC.
FORM OF CONVERTIBLE NOTES EXCHANGE AGREEMENT

February 22, 2023

___________________ (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Outstanding Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Assertio Holdings, Inc. (the “Company”), as of the date first written above whereby the Holders will exchange the Exchanged Notes (as defined below) for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and cash as specified below.

On and subject to the terms hereof, the parties hereto agree as follows:

Article I
Exchange of Notes

Section 1.1 Exchange. Upon and subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause each Holder to deliver to the Company the aggregate principal amount of the Company’s outstanding 6.50% Convertible Senior Notes due 2027 (the “Outstanding Notes”) specified on Exhibit A under the heading “Exchanged Notes” in exchange for, and the Company hereby agrees to issue to each Holder, (i) 233 shares of Common Stock per $1,000 principal amount of Outstanding Notes, for the total number of shares of Common Stock specified on Exhibit A and (ii) $350.00 in cash per $1,000 principal amount of Outstanding Notes, for the total amount of cash specified on Exhibit A. No fractional shares of Common Stock shall be issued and any issuance of Holder New Shares (as defined below) that would include fractional shares shall instead be rounded down to the nearest whole share. The Outstanding Notes delivered to the Company pursuant to the terms of this Agreement in exchange for Holder New Shares shall be herein referred to as the “Exchanged Notes.” The shares issued to each Holder as set forth on Exhibit A shall be herein referred to as the “Holder New Shares” and the Holder New Shares plus the cash paid to each Holder as set forth on Exhibit A (the “Holder Cash Payment”) shall be herein referred to as the “Consideration.” The transactions contemplated by this Agreement, including the issuance, delivery and acceptance of the Consideration and the exchange and sale of the Exchanged Notes are collectively referred to herein as the “Transactions.”

Section 1.2 Closing. Subject to the satisfaction (or waiver by the applicable parties) of the conditions set forth in Section 4.1 below, the closing of the Transactions (the “Closing”) shall occur on February 27, 2023 or such other date as the parties may agree (the “Closing Date”). At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes as specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes, free and clear of any Liens and (b) the Company shall deliver to each Holder the Consideration as specified on Exhibit A hereto; provided, that the parties acknowledge that the delivery of the Consideration may be delayed due to procedures and mechanics within the system of The Depository Trust Company or the Nasdaq Stock Market (including the procedures and mechanics regarding the listing of the Holder New Shares (as defined below) on such exchange) or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its reasonable best efforts to effect the issuance of the Consideration and (ii) such delay is no longer than five business days. For the avoidance of doubt, in the event of any delay in the Closing pursuant to the prior sentence the Holders shall not be required to deliver the Exchanged Notes until the Closing occurs. The Company may at any time (whether before, simultaneously with or after the Closing) issue shares of Common Stock or cash, or a combination thereof, to one or more other holders of Outstanding Notes or to other investors. The cancellation of the Exchanged Notes and the delivery of the Holder New Shares shall be effected via DWAC, and the Holder Cash Payment will be made by wire transfer, in each case pursuant to the instructions to be provided by the Undersigned, which the Undersigned agrees to provide no later than the business day immediately following the date of this Agreement pursuant to instructions provided by the Company to the Undersigned for settlement of the Transactions.

Article II
Covenants, Representations and Warranties of the Holders

The Undersigned on behalf of itself and each Holder hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing; provided, however, that any representation and warranty in this Article II that speaks as of a specified date shall be true and correct as of that date only.

Section 2.1 Power and Authorization. Each of the Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account listed as a Holder on Exhibit A, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Outstanding Notes and (iii) the Consideration to be issued to such Account in respect of its Exchanged Notes.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and each Holder, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). The execution and delivery of this Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the applicable Holder’s organizational documents (or any similar documents governing each Account), (ii) any agreement or instrument to which the Undersigned or the applicable Holder is a party or by which the Undersigned or the applicable Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Holder, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults would not, individually or in the aggregate, reasonably be expected to affect the Undersigned’s or the applicable Holder’s ability to consummate the Transactions in any material respect.

Section 2.3 Title to the Exchanged Notes. (a) Each Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto; (b) the Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker); (c) no Holder has, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights, title or interest in and to its Exchanged Notes or (ii) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes; and (d) upon the Holder’s delivery of its Exchanged Notes to the Company pursuant to the Transactions, such Exchanged Notes shall be free and clear of all Liens created by the Holder or any other person acting for the Holder.

Section 2.4 Institutional Accredited Investor or Qualified Institutional Buyer. Each Holder is either: (a) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or (b) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.

Section 2.5 No Affiliates. No Holder is, or has been at any time during the consecutive three-month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To each Holder’s knowledge, such Holder did not acquire the Exchanged Notes, directly or indirectly, from an Affiliate of the Company.

Section 2.6 No Prohibited Transactions. Each of the Undersigned and each Holder, has not, directly or indirectly, and no person acting on behalf of or pursuant to understanding with it has engaged in any transactions in the securities of the Company (including without limitation any Short Sales (as defined below) involving any of the Company’s securities) since the time the Undersigned was first contacted on February 21, 2023 by either the Company or SVB Securities LLC regarding the Transactions, this Agreement or an investment in the Holder New Shares. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Transactions or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the first to occur of (i) the time the Transactions are publicly disclosed and (ii) the time mandated for disclosure pursuant to Section 3.6 (the first of such times, the “Restriction Termination Time”). “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or Affiliates of the Undersigned or the applicable Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Undersigned’s or such Holder’s respective legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Transactions), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Transactions provided by, the Undersigned or the applicable Holder.

Section 2.7 Adequate Information; No Reliance. The Undersigned is a registered investment advisor with the Securities and Exchange Commission (the “SEC”) acting on behalf of itself and the Accounts that are Holders who are its investment advisor clients. The Undersigned acknowledges and agrees on behalf of itself and each Holder that (a) the Undersigned has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act, and (b) the Undersigned has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects and the terms and conditions of the Transactions, (c) the Undersigned and each Holder have had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions, (d) the Undersigned and each Holder (as applicable) has evaluated the tax and other consequences of the Transactions and ownership of the Holder New Shares and the receipt of the Holder Cash Payment with its tax, accounting or legal advisors, (e) none of the Company nor any of its Affiliates or representatives is acting as a fiduciary or financial or investment advisor to the Undersigned or any Holder, (f) neither the Undersigned nor any Holder is relying, and none have relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its Affiliates or representatives except for (i) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (ii) the representations and warranties made by the Company in this Agreement, (g) neither the undersigned nor any Holder is relying, and none have relied, upon, any statement, representation or warranty made by SVB Securities LLC, any of its Affiliates or any of its or their control persons, officers, directors or employees (the “Exchange Agent”), in making its decision to participate in the Transactions, and (h) the Exchange Agent (i) is not acting as a fiduciary or financial or investment advisor to the Undersigned or any Holder, and (ii) shall not be liable to the Undersigned or any Holder in connection with its participation in the Transactions. Each of the Undersigned and each Holder is able to fend for itself in the Transactions; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Holder New Shares; has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and acknowledges that investment in the Holder New Shares involves a high degree of risk.

Section 2.8 Taxpayer Information. The Undersigned agrees that it will obtain from each Holder and deliver to the Company a complete and accurate IRS Form W-9 or IRS Form W-8BEN, W-8BEN E or W-8ECI, as appropriate.

Section 2.9 Further Action. The Undersigned and each Holder agrees that it will, upon request, execute and deliver any additional documents deemed by the Company, the trustee for the Outstanding Notes or the Company’s transfer agent to be necessary or desirable to complete the Transactions.

Section 2.10 Agreement Regarding Sales. The Undersigned and each Holder agrees that if it is holding any Holder New Shares after March 16, 2023 and prior to August 25, 2023, it will not sell any Holder New Shares in reliance on Rule 144 promulgated under the Securities Act if it has received notice from the Company that the Company is not in compliance with the requirements of section (c)(1) of Rule 144 promulgated under the Securities Act.

Article III
Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing; provided, however, that any representation and warranty in this Article III that speaks as of a specified date shall be true and correct as of that date only.

Section 3.1 Power and Authorization. The Company has been duly incorporated and is validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the Transactions. Assuming the accuracy of each Holder’s representations and warranties hereunder, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the Transactions, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole, or affect the Company’s ability to execute, deliver and perform this Agreement and to consummate the Transactions in any material respect.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (a) the charter, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole or affect the Company’s ability to consummate the Transactions in any material respect.

Section 3.4 Validity of Holder New Shares. The issuance of the Holder New Shares has been duly authorized by the Company and, when issued in accordance with this Agreement, the Holder New Shares will be validly issued, fully paid and non-assessable, and the issuance of the Holder New Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Holder’s representations and warranties hereunder and compliance by each Holder with Section 2.10, the Holder New Shares (a) will be issued in the Transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at the Closing, be issued without any restrictive legends, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holder New Shares. For the purposes of Rule 144 promulgated under the Securities Act, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the Holder New Shares may be tacked onto the holding period of the Exchanged Notes and the Company agrees not to take a position contrary thereto.

Section 3.5 Listing Approval. At the Closing, the Holder New Shares shall be approved for listing on the Nasdaq Stock Market, subject to official notice.

Section 3.6 Disclosure. On or before the open of trading on the Nasdaq Stock Market on the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing the material terms of the Transactions (to the extent not previously publicly disclosed). Without the prior written consent of the Undersigned, the Company shall not disclose the name of the Undersigned or any Holder in any filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process based on advice of counsel. That certain over the wall email from SVB Securities LLC sent to the Undersigned prior to discussion of the Transactions shall be of no further force or effect after the Restriction Termination Time.

Section 3.7 No Litigation. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the Transaction contemplated hereby.

Article IV
Closing Conditions & Notification

Section 4.1 Conditions to Obligations of the Undersigned, each Holder and the Company. The obligations of the Undersigned to cause each Holder to deliver the Exchanged Notes and of the Company to deliver the Consideration are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Undersigned, the Holders and the Company contained in Articles II and III, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing and unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date.

Section 4.2 Notification. The Undersigned hereby covenants and agrees to promptly notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect. The Company hereby covenants and agrees to notify the Undersigned and the Holders upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect.

Article V
Miscellaneous

Section 5.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 5.2 Construction & Severability. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 5.3 Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules that would result in the application of the laws of another jurisdiction. Each of the Company and the Undersigned, on behalf of itself and on behalf of each Holder, irrevocably waives any and all right to trial by jury with respect to any legal proceeding arising out of the Transactions contemplated by this Agreement.

Section 5.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 5.5 Third Party Beneficiaries. This Agreement is also intended for the immediate benefit of the Exchange Agent. The Exchange Agent may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, each Holder and the Company, and any certificate, instrument, notice, letter, or other document or security delivered to any party hereto.

Section 5.6 Notices. Unless otherwise set forth herein, all notices and other communications required to be provided herein shall be in writing and shall be sent by e-mail and/or overnight FedEx or other commercial carrier to the address indicated below:

If to the Company:

Assertio Holdings, Inc.
Attention: General Counsel
100 S. Saunders Rd., Suite 300
Lake Forest, IL 60045
Legal@assertiotx.com

If to any Holder: the address and email set forth with respect to such Holder on Exhibit A. Each Holder agrees to notify the Company in the event that such Holder obtains a new address than that set forth on Exhibit A.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

ASSERTIO HOLDINGS, INC.

By:
Name:
Title:

Signature Page to

Convertible Notes Exchange Agreement

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:

(in its capacities described in the first paragraph hereof)

By:
Name:
Title:

Signature Page to

Convertible Notes Exchange Agreement

EXHIBIT A

Holders

Holder Name and Address (including email for notices)*	Exchanged Notes (principal amount of Outstanding Notes to be exchanged for Consideration)	Holder New Shares (number of shares of Common Stock to be issued in exchange for Exchanged Notes)	Cash Payment (amount of cash to be paid in exchange for the Exchanged Notes)

*Address to be provided no later than the date of settlement